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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): MAY 9, 2002


                                LEAR CORPORATION

             (Exact name of Registrant as specified in its charter)


    DELAWARE                                           1-11311                              13-3386776

(State or other                               (Commission File Number)                   (IRS Employer
  jurisdiction of                                                                       Identification
  incorporation)                                                                               Number)


21557 TELEGRAPH ROAD, SOUTHFIELD, MICHIGAN                                                       48034

(Address of principal executive offices)                                                    (Zip Code)

                                 (248) 447-1500

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)




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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On May 9, 2002, the Board of Directors of Lear Corporation (the "Company"), upon the recommendation of its Audit Committee, decided to no longer engage Arthur Andersen LLP ("Arthur Andersen" or "AA") as the Company's independent public accountants and engage Ernst & Young LLP ("E&Y") to serve as the Company's independent public accountants for the fiscal year 2002.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2001 and 2000 and through May 9, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of AA's letter, dated May 9, 2002, stating its agreement with such statements.

During the years ended December 31, 2001 and 2000 and through the date of the Board of Directors' decision, the Company did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

         Exhibit 16.1 Letter from Arthur Andersen LLP to the Securities and
                      Exchange Commission dated May 9, 2002, filed herewith.


         Exhibit 99.1 Press Release issued May 9, 2002, filed herewith.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     LEAR CORPORATION,
                                     a Delaware corporation


Date: May 9, 2002                    By: /s/  Joseph F. McCarthy
                                         -----------------------------------
                                     Name:    Joseph F. McCarthy
                                     Title:   Vice President, Secretary and
                                              General Counsel





                                  EXHIBIT INDEX

Exhibit Number               Description

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 9, 2002.

99.1                         Press Release issued May 9, 2002, filed herewith.